EXHIBIT 4

                  RESTATED CERTIFICATE OF INCORPORATION
                                   OF
                            TELTRONICS, INC.

                    PURSUANT TO SECTIONS 242 AND 245
                    OF THE GENERAL CORPORATION LAW OF
                          THE STATE OF DELAWARE

          Teltronics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

          1. The name of this Corporation is Teltronics, Inc. Teltronics, Inc. was originally incorporated under the same name and the original Certificate of Incorporation was duly filed with the Secretary of State of the State of Delaware on February 14, 1989. A Restated Certificate of Incorporation of Teltronics, Inc. was filed with the Secretary of State of the State of Delaware on February 27, 1989.

          2. Pursuant to, and duly adopted and approved by the Corporation's Board of Directors and Shareholders in accordance with, Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and amends the provisions of the Restated Certificate of Incorporation of Teltronics, Inc.

          3.   The text of the Restated Certificate of
Incorporation of Teltronics, Inc. is hereby restated and amended to read in its entirety as follows:

          FIRST:    The name of this Corporation is Teltronics,
Inc.

          SECOND:   Its registered office and place of business
in the State of Delaware is to be located at: 15 North Street in the City of Dover, County of Kent. The Registered Agent in charge thereof is NATIONWIDE INFORMATION SERVICES, INC.

          THIRD:    The nature of the business and, the objects
and purposes to be transacted, promoted and carried on are to do any and all things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, VIS.:

                    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH:   The total number of shares of all classes of
capital stock which the Corporation shall have the authority to issue is Fifty Million (50,000,000) shares divided into three classes of which Five Million (5,000,000) shares, par value $.001 per share, shall be designated Preferred Stock, Forty Million (40,000,000) shares, par value $.001 per share, shall be designated Common Stock and Five Million (5,000,000) shares, par value $.001 per share, shall be designated Non-Voting Common Stock. The Board of Directors is expressly vested with authority to issue the Common Stock, the Non-Voting Common Stock and the Preferred Stock from time to time.

          A. ALL CLASSES OF CAPITAL STOCK. The following provisions shall apply to all classes of the Corporation's capital stock:

               Section 1. Acquisition, Redemption and Other Disposition. The Corporation shall have the power to acquire (by purchase, redemption, or otherwise), hold, own, pledge, sell, transfer, assign, reissue, cancel, or otherwise dispose of the shares of the Corporation in the manner and to the extent now or hereafter permitted by the laws of the State of Delaware (but such power shall not imply an obligation on the part of the owner or holder of any share to sell or otherwise transfer such share to the Corporation), including the power to purchase, redeem, or otherwise acquire the Corporation's own shares, directly or indirectly, and without pro rata treatment of the owners or holders of any class or series of shares, unless, after giving effect thereto, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (and without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the purchase, redemption, or other acquisition, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those of the holders of the shares of the Corporation being purchased, redeemed, or otherwise acquired, unless otherwise expressly provided with respect to a series of Preferred Stock). Shares of the Corporation purchased, redeemed, or otherwise acquired by it shall constitute authorized but unissued shares, unless prior to any such purchase, redemption, or other acquisition, or within thirty (30) days thereafter, the Board of Directors adopts a resolution providing that such shares constitute authorized and issued but not outstanding shares;

               Section 2. Reissuance. Preferred Stock of any series that has been redeemed (whether through the operation of a retirement or sinking fund or otherwise) or purchased by the Corporation, or which, if convertible, have been converted into shares of the Corporation of any other class or series, may be reissued as a part of such series or of any other series of Preferred Stock, subject to such limitations (if any) as may be fixed by the Board of Directors with respect to such series of Preferred Stock in accordance with the provisions of Article FOURTH, Subsection D, of this Restated Certificate of Incorporation; and

               Section 3. Disposition, Issuance and Sale. The Board of Directors of the Corporation may dispose of, issue, and sell shares in accordance with, and in such amounts as may be permitted by, the laws of the State of Delaware and the provisions of this Restated Certificate of Incorporation and for such consideration, at such price or prices, at such time or times and upon such terms and conditions (including the privilege of selectively repurchasing the same) as the Board of Directors shall determine, without the authorization or approval by any stockholders of the Corporation. Shares may be disposed of, issued, and sold to such persons, firms, or corporations as the Board of Directors may determine, without any preemptive or other right on the part of the owners or holders of other shares of the Corporation of any class or kind to acquire such shares by reason of their ownership of such other shares.

          B. COMMON STOCK. The following provisions shall apply to the Common Stock:

               Section 1. Voting Rights. Except as otherwise provided by the General Corporation Law of Delaware and subject to such stockholder disclosure and recognition procedures (which may include voting prohibition sanctions) as the Corporation may by action of its Board of Directors establish, shares of Common Stock shall have unlimited voting rights and each outstanding share of Common Stock shall, when validly issued by the Corporation, entitle the record holder thereof to one vote at all stockholders' meetings on all matters submitted to a vote of the stockholders of the Corporation;

               Section 2. Dividends and Distributions. Shares of Common Stock shall be equal in every respect insofar as their relationship to the Corporation is concerned, but such equality of rights shall not imply equality of treatment as to redemption or other acquisition of shares by the Corporation. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of Common Stock shall be entitled to share ratably in such dividends or other distributions (other than purchases, redemptions, or other acquisitions of shares by the Corporation), if any, as are declared and paid from time to time on the Common Stock at the discretion of the Board of Directors; and

               Section 3. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, after payment shall have been made to the holders of any outstanding series of Preferred Stock of the full amount to which they shall be entitled, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

          C. NON-VOTING COMMON STOCK. The following provisions shall apply to the Non-Voting Common Stock:

               1. Issuance. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Non-Voting Common Stock, for one or more classes of Non-Voting Common Stock. Before the shares of any such class are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by adopting and filing in accordance with the General Corporation Law of Delaware of a Certificate of Designation after adopting a resolution or resolutions providing for the issue of such Non-Voting Common Stock, and in such resolution or resolutions providing for the issue of shares of each such class, the Board of Directors is also expressly vested with authority to fix the number of shares constituting any such class and to fix:

                    (i)  the rate and times at which, and the
conditions under which, dividends shall be payable on shares of any such class, and the status of such dividends as cumulative or noncumulative and as participating or non-participating;

                    (ii) the price or prices, times and terms and conditions, if any, upon which or at which shares of any such class shall be subject to redemption;

                    (iii) the rights, if any, of holders of
shares of any such class to convert such shares into, or exchange such shares for other classes of stock, or series thereof, of this Corporation and the terms and conditions of such conversion or exchange, including the conversion price or prices or the rates of exchange, and the adjustments thereof, if any;

                    (iv) the terms of the sinking fund or
redemption or purchase account, if any, to be provided for shares of any such class, including without limitation the amount of the fund or account, the manner of its application, and the price or prices at which shares of any such class may purchased or redeemed though the application of the fund or account;

                    (v)  the rights of the holders of shares of
any such class upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, including the amount or amounts payable to the holders of shares of such class prior to any payment distribution of any assets of the Corporation to any class or classes of stock ranking junior to such class;

                    (vi) the limitations, if any, applicable while any such class is outstanding, on the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for the purchase of any series of any class or classes of stock ranking junior to such class;

                    (vii) the voting rights, if any, of any such class; and

                    (viii) any other designations, preferences, and powers, and relative participating, optional or other such special rights and the qualifications, limitations or restrictions thereof, of any such class, as the Board of Directors may deem advisable and as are not inconsistent with the provisions of the laws of the State of Delaware or in each case, so far as not inconsistent with the provisions of this Restated Certificate of Incorporation, as amended to the date of any such resolution or resolutions, and to the full extent now or hereafter permitted by the laws of the State of Delaware. All shares of any class shall be identical to and of equal rank with other shares of such class except in respect to the particulars that may be fixed by the Board of Directors as provided above; provided, however, that all shares of each series of any such class shall be identical and of equal rank, except as to the times from which dividends thereon, if any, shall be cumulative. Unless otherwise provided in such resolution or resolutions fixing the designations, preferences, and powers, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, of any such class, the number of shares of any such class to which such resolution or resolutions apply, may be increased (but not above the total number of authorized shares of the class) or decreased by the Board of Directors (but not below the number of shares thereof then outstanding) without any requirement that such increase or decrease be approved by a class vote on the part of the affected class or any series thereof, or on the part of any other class or classes of stock of this Corporation.

          D. PREFERRED STOCK. The following provisions shall apply to the Preferred Stock:

               1. Issuance. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by adopting and filing in accordance with the General Corporation Law of Delaware, a Certificate of Designation, after adopting a resolution or resolutions providing for the issue of such Preferred Stock, and in such resolution or resolutions providing for the issue of shares of each such class and of each particular series of any such class. The Board of Directors is also expressly vested with authority to fix the number of shares constituting any such series of any such class and to fix the terms of such Preferred Stock or series of Preferred Stock, including the following:

                    (i)  the designation of such series, the
number of shares to constitute such series and the stated value thereof if different from the par value thereof;

                    (ii) whether the shares of such series shall have voting rights, and, if so, the terms of such voting rights, which may be general or limited, may include multiple votes per share and may include the right, under specified circumstances, to elect additional directors;

                    (iii) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

                    (iv) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

                    (v)  the amount or amounts payable upon
shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                    (vi) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

                    (vii) whether the shares of such series shall be convertible into, or exchangeable for, shares or stock of any other class or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                    (viii) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

                    (ix) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class of stock; and

                    (x)  any other powers, preferences and
relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.
Except to the extent otherwise expressly provided in this Restated Certificate of Incorporation or required by law (i) no share of Preferred Stock shall have any voting rights other than those which shall be fixed by the Board of Directors pursuant to this Article FOURTH and (ii) no share of Common Stock shall have any voting rights with respect to any amendment to the terms of any series of Preferred Stock, provided however, that in the case of this clause (ii) the terms of such series of Preferred Stock, as so amended, could have been established without any vote of any shares of Common Stock.

              FIFTH:    The corporation is to have perpetual
existence.

              SIXTH:    In furtherance and not in limitation of the
powers conferred by statute, the board of directors is expressly authorized:

                        To make, alter or repeal the by-laws of the corporation.

                        To authorize and cause to be executed
mortgages and liens upon the real and personal property of the corporation.

                        To set apart out of any of the funds of the corporation available for dividends, a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

                        By a majority of the whole board, to
designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets; recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

                        When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

              SEVENTH: Elections of the directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                        Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide.
The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

              EIGHTH:   The corporation reserves the right to amend,
alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

              NINTH:    No director of the corporation shall be
personally liable to the corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors' duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith, (iii) for acts or omissions which involve intentional misconduct or a knowing violation of law,
(iv) under Section 174 of the Delaware General Corporation Law, or any amendment thereto or successor provision thereto, or (v) for any transaction from which the director derived an improper personal benefit.

              IN WITNESS WHEREOF, the undersigned President of the Corporation has executed this Restated Certificate of Incorporation this 8th day of August, 1996 and affirms that this Restated Certificate of Incorporation is the act and deed of the Corporation and the statements made herein are true under the penalties of perjury.

                                   Ewen R. Cameron, President

Attest:

Paul D. Shrader, Secretary